Exhibit 32.1

I-LINK INCORPORATED

OFFICER’S CERTIFICATION

PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. 1350)

September 8, 2003

The undersigned Allan Silber, duly appointed and incumbent officer of I-Link Incorporated, a Florida corporation (the “Corporation”), in connection with the Corporation’s Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), does hereby represent, warrant and certify pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, as amended, that, to the best of his knowledge:

1.               The Report is in full compliance with reporting requirements of Section 13(a) of the Securities Exchange Act of 1934, as amended; and

2.               The information contained in the Report fairly presents, in all material respects, the financial condition and results of operation of the Corporation.

/s/	Allan Silber
Allan Silber
Chief Executive Officer